SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 9, 1998





                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________




_________________________________________________________________
(Former name or former address, if changes since last report.)

ITEM 5.  OTHER ITEMS

On April 9, 1998 CPI Corp. issued the following press release announcing fourth quarter and fiscal 1997 results:

 - Portrait Studio earnings increase 26% for the quarter and 25% for the year, while Wall Decor results decline in both periods. Studio gains due to increase in sales and continued margin improvement.
 - Diluted 1997 EPS of $1.07 vs. $1.06 in 1996, including contrasting effects of 1997's loss and 1996's gain from sale of interest in joint venture, and 49% share of the venture's 1997 losses.
 - Diluted fourth quarter EPS of $1.22 compared with $1.03 in 1996 fourth quarter.

     CPI REPORTS FOURTH QUARTER AND FISCAL 1997 RESULTS

     St. Louis, MO, April 9, 1998 - CPI Corp. (NYSE-CPY) today reported FY 1997 results, with net sales of $366.7 million compared with the prior year's $467.0 million. The 1996 total included photofinishing sales of $114.5 million for 35 weeks of operation, compared to none in 1997, when all revenues were reported by the Fox Photo, Inc. joint venture operated with Eastman Kodak Company.

     CPI's 1997 net earnings were $12.7 million compared with $14.4 million in 1996. These amounts reflect a 1997 after-tax loss of $3.1 million from the sale to Kodak of the remaining interest in the joint venture, a 1996 after-tax gain of $3.9 million from the sale of the initial interest, and other entries related to the operation and sale of the joint venture. Diluted earnings per share were $1.07 in 1997 compared to $1.06 in the prior year, with 12.2% fewer weighted average common and common equivalent shares outstanding. Basic earnings per share were $1.09 in 1997 and $1.07 in 1996.

     Operating earnings in 1997 increased 11.9% to $43.6 million from $39.0 million, as a 25.1% gain in portrait studio earnings was partially offset by a $4.2 million negative swing in wall decor results. With a $3.2 million reduction in general corporate expense, partly due to allocation of appropriate charges to the joint venture, income from operations increased 38.4% to $28.2 million from $20.4 million.

     Fourth quarter 1997 revenues increased 7.5% to $119.9 million from $111.5 million in 1996, while operating earnings increased 10.9% to $27.0 million from $24.3 million. Fourth quarter net earnings were $13.9 million in 1997 compared to $12.3 million in 1996, while diluted earnings per share were $1.22 compared to $1.03 in the 1996 fourth quarter.

     Discussing the PORTRAIT STUDIO segment, Alyn V. Essman, chairman and chief executive officer, said, "Total revenues in 1997 increased 4.8% to $303.7 million from $289.8 million in 1996. It should be noted that the 1997 fiscal year consisted of 53 weeks, with a 13-week fourth quarter instead of the usual 12-week period. Throughout the year, a significant increase in the average sale more than offset a somewhat lower customer count. Operating earnings increased 25.1% to $44.6 million from $35.7 million on the strength of increased sales volume, and operating margin grew to 14.7% from 12.3%."

     Continuing, Essman said, "Sales in the WALL DECOR segment for the year increased marginally to $63.0 million from $62.7 million, and would have declined slightly without benefit of the 53rd week. Operations resulted in a $1.0 million loss compared to last year's $3.3 million earnings, with the decline due to lower same store sales, higher employment and occupancy costs, and the expense of converting selected stores to an expanded custom framing format."

     Concluding, Essman said, "We are just now completing a total refocusing of our core portrait studio business. We continue to test a variety of product concepts and modifications to our studios. Based on results we have seen in late 1997, we believe we have the capability to deliver a new level of customer service that could provide our company a competitive advantage for some time to come. It's now a matter of execution."

     This release contains certain "forward looking statements" that are subject to risks and uncertainties. The company's actual results and performance could differ materially from those anticipated depending on, among other things, customer demand for the company's services, and the overall level of economic activity in the company's major markets.

     CPI is a consumer services company currently operating approximately 1,200 retail locations, including 1,026
     Sears Portrait Studios in the U.S., Puerto Rico and
     Canada, and 156 Prints Plus wall decor locations.

CONDENSED STATEMENT OF EARNINGS - FOR THE 13 AND 12 WEEKS ENDED
FEBRUARY 7, 1998 AND FEBRUARY 1, 1997
(in thousands of dollars except per share amounts - unaudited)
                                     13 vs. 12 Weeks Ended
                                    -----------------------
                                     02/07/98     02/01/97
                                    ----------   ----------
Net Sales:
  Portrait studios                  $  98,043    $  90,186
  One-hour photofinishing                   -            -
  Wall decor                           21,834       21,305
                                    ----------   ----------
   Total net sales                  $ 119,877    $ 111,491

Operating earnings:
  Portrait studios                  $  24,724    $  19,547
  One-hour photofinishing                   -            -
  Wall decor                            2,232        4,750
                                    ----------   ----------
   Total operating earnings            26,956       24,297
General corporate expense               6,059        4,198
                                    ----------   ----------
Income from operations                 20,897       20,099
Net interest expense                     (224)         616
Interest in joint venture loss              -          (55)
Gain (loss) from sale
 minority interest                          -            -
Other Income                            1,316           21
                                    ----------   ----------
Earnings from operations
   before income taxes                 22,437       19,449
Income tax expense                      8,495        7,196
                                    ----------   ----------
Net earnings                        $  13,942    $  12,253
                                    ==========   ==========
Earnings per common share:
  Diluted                           $    1.22     $   1.03
  Basic                             $    1.25     $   1.04

Weighted average number of common
 and common equivalent shares
 outstanding:
  Diluted                              11,448       11,861
  Basic                                11,194       11,740

CONDENSED STATEMENT OF EARNINGS - FOR THE 53 AND 52 WEEKS ENDED
FEBRUARY 7, 1998 AND FEBRUARY 1, 1997
(in thousands of dollars except per share amounts - unaudited)
                                     53 vs. 52 Weeks Ended
                                    -----------------------
                                     02/07/98     02/01/97
                                    ----------   ----------
Net Sales:
  Portrait studios                  $ 303,666    $ 289,840
  One-hour photofinishing                   -      114,518
  Wall decor                           63,035       62,676
                                    ----------   ----------
   Total net sales                  $ 366,701    $ 467,034

Operating earnings:
  Portrait studios                  $  44,597    $  35,656
  One-hour photofinishing                   -           82
  Wall decor                             (964)       3,252
                                    ----------   ----------
   Total operating earnings            43,633       38,990
General corporate expense              15,435       18,618
                                    ----------   ----------
Income from operations                 28,198       20,372
Net interest expense                    2,001        3,769
Interest in joint venture loss         (3,304)        (485)
Gain (loss) from sale
 minority interest                     (4,189)       6,180
Other Income                            2,193          501
                                    ----------   ----------
Earnings from operations
  before income taxes                  20,897       22,799
Income tax expense                      8,184        8,436
                                    ----------   ----------
Net earnings                        $  12,713    $  14,363
                                    ==========   ==========
Earnings per common share:
  Diluted                           $    1.07    $    1.06
  Basic                             $    1.09    $    1.07

Weighted average number of common
 and common equivalent shares
 outstanding:
  Diluted                              11,871       13,518
  Basic                                11,647       13,420

CONDENSED BALANCE SHEETS - FOR FEBRUARY 7, 1998 AND
FEBRUARY 1, 1997 (in thousands of dollars - unaudited)


                                     FEBRUARY 7,   FEBRUARY 1,
                                        1998          1997
                                     -----------   -----------
ASSETS

  Current assets:
   Cash and short-term investments   $  15,293     $  21,923
   Other current assets                 79,113        41,762
  Net property and equipment           124,718       130,762
  Minority interest                          -        48,105
  Other assets                           9,637         4,168
                                     ----------    ----------
    Total assets                     $ 228,761     $ 246,720
                                     ==========    ==========



LIABILITIES AND STOCKHOLDERS' EQUITY

  Current liabilities                $  47,442     $  50,847
  Long-term obligations                 59,482        44,888
  Other liabilities                     19,745        11,460
  Stockholders' equity                 102,092       139,525
                                     ----------    ----------
    Total liabilities and
      stockholders' equity           $ 228,761     $ 246,720
                                     ==========    ==========


ITEM 5.  OTHER ITEMS

On April 9, 1998 CPI Corp. issued the following press release reporting corrected fourth quarter 1997 results:

    CPI CORP. REPORTS CORRECTED FOURTH QUARTER 1997 RESULTS

     St. Louis, MO., April 9, 1998 - CPI Corp. (NYSE-CPY) reported late this afternoon a corrected statement of earnings for its fourth quarter of fiscal year 1997.
     The original statement, which was issued earlier today, contained an overstatement of corporate overhead expenses for the fourth quarter and a corresponding understatement of fourth quarter earnings. The corrected diluted and basic earnings per share for the fourth quarter of 1997 were $1.26 and $1.29, respectively. This correction has no impact on total earnings for fiscal year 1997, which were correct as originally reported. A corrected statement is attached.

     CPI is a consumer services company currently operating approximately 1,200 retail locations, including 1,026
     Sears Portrait Studios in the U.S., Puerto Rico and
     Canada, and 156 Prints Plus wall decor locations.

CONDENSED STATEMENT OF EARNINGS - FOR THE 13 AND 12 WEEKS ENDED
FEBRUARY 7, 1998 AND FEBRUARY 1, 1997
(in thousands of dollars except per share amounts - unaudited)
                                     13 vs. 12 Weeks Ended
                                    -----------------------
                                     02/07/98     02/01/97
                                    ----------   ----------
Net Sales:
  Portrait studios                  $  98,043    $  90,186
  One-hour photofinishing                   -            -
  Wall decor                           21,834       21,305
                                    ----------   ----------
   Total net sales                  $ 119,877    $ 111,491

Operating earnings:
  Portrait studios                  $  24,724    $  19,547
  One-hour photofinishing                   -            -
  Wall decor                            2,232        4,750
                                    ----------   ----------
   Total operating earnings            26,956       24,297
General corporate expense               5,537        4,198
                                    ----------   ----------
Income from operations                 21,419       20,099
Net interest expense                     (225)         616
Interest in joint venture loss              -          (55)
Gain (loss) from sale
 minority interest                          -            -
Other Income                            1,316           21
                                    ----------   ----------
Earnings from operations
  before income taxes                  22,960       19,449
Income tax expense                      8,495        7,196
                                    ----------   ----------
Net earnings                        $  14,465    $  12,253
                                    ==========   ==========
Earnings per common share:
  Diluted                           $    1.26     $   1.03
  Basic                             $    1.29     $   1.04

Weighted average number of common
 and common equivalent shares
 outstanding:
  Diluted                              11,448       11,861
  Basic                                11,194       11,740

CONDENSED STATEMENT OF EARNINGS - FOR THE 53 AND 52 WEEKS ENDED
FEBRUARY 7, 1998 AND FEBRUARY 1, 1997
(in thousands of dollars except per share amounts - unaudited)
                                     53 vs. 52 Weeks Ended
                                    -----------------------
                                     02/07/98     02/01/97
                                    ----------   ----------
Net Sales:
  Portrait studios                  $ 303,666    $ 289,840
  One-hour photofinishing                   -      114,518
  Wall decor                           63,035       62,676
                                    ----------   ----------
   Total net sales                  $ 366,701    $ 467,034

Operating earnings:
  Portrait studios                  $  44,597    $  35,656
  One-hour photofinishing                   -           82
  Wall decor                             (964)       3,252
                                    ----------   ----------
   Total operating earnings            43,633       38,990
General corporate expense              15,435       18,618
                                    ----------   ----------
Income from operations                 28,198       20,372
Net interest expense                    2,001        3,769
Interest in joint venture loss         (3,304)        (485)
Gain (loss) from sale
 minority interest                     (4,189)       6,180
Other Income                            2,193          501
                                    ----------   ----------
Earnings from operations
  before income taxes                  20,897       22,799
Income tax expense                      8,184        8,436
                                    ----------   ----------
Net earnings                        $  12,713    $  14,363
                                    ==========   ==========
Earnings per common share:
  Diluted                           $    1.07    $    1.06
  Basic                             $    1.09    $    1.07

Weighted average number of common
 and common equivalent shares
 outstanding:
  Diluted                              11,871       13,518
  Basic                                11,647       13,420

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                  ----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  April 13, 1998